Subsequent events	12 Months Ended
Dec. 31, 2023
Disclosure of non-adjusting events after reporting period [abstract]
Subsequent events
26. Subsequent event
On January 5, 2024, the Company acquired 100% of the shares of Till Payments, an independent software vendors ("ISV") focused payment technology company headquartered in Sydney, Australia, for a total consideration of $36,905, comprised of $30,000 in cash and $6,905 of a loan receivable that was considered part of the consideration transferred. Due to the limited period of time between the closing date of the acquisition of Till Payments and the filing of the Company's consolidated financial statements for the year ended December 31, 2023, it was impracticable to provide certain required disclosures for business acquisitions, including the preliminary purchase price allocation.